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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 29, 2004
                Date of Report (Date of earliest event reported)

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                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                              1-8696                    36-2664428
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation)                     File Number)            Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)

                                ------------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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
Item 8.01                  Other Events.

     On December 29, 2004, Competitive Technologies, Inc. ("CTT") announced that another one of its patents had been deemed essential for companies that use the MPEG-4 Visual Standard, and that the patent has been incorporated into the MPEG-4 Visual Patent Portfolio License Pool effective January 1, 2005.


     Applications of the patented technology include image/video on the Internet, wireless video, and networked video games. The technology allows the coding of images and video with high efficiency and relatively low complexity.


     In addition, Mr. John B. Nano, CTT's President and Chief Executive Officer, also announced that recent agreements for homocysteine royalties and license fees will be the initial drivers for expected double-digit growth in revenue and net income for the fiscal year ending July 31, 2005.


A copy of the press release is attached as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits

         (c)      Exhibits.

Exhibit No.                Description
-----------                -----------------------------------------------------

Exhibit 99.1               Press release dated December 29, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.

Date:    January 3, 2005           By:      /s/ John B. Nano
                                            Name:    John B. Nano
                                            Title:   President and
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------------------------------------------------

Exhibit 99.1               Press release dated December 29, 2004.